UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 1, 2005

Equity One, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-13499	52-1794271
(Commission File Number)	(IRS Employer Identification No.

1696 NE Miami Gardens Drive
North Miami Beach, Florida 33179
(Address of Principal Executive Offices) (Zip Code)

(305) 947-1664
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

SECTION 5     CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02    Departure of Principal Officers or Directors; Election of Directors; Appointment of Principal Officers

On April 1, 2005, the board of directors of Equity One, Inc. (“Equity One” or the “Company”), in accordance with the Company’s bylaws, voted to increase the number of directors serving on the board from nine to eleven. Also in accordance with the Company’s bylaws, the board elected James S. Cassel and Neil Flanzraich to fill the vacancies created by this expansion of the board effective immediately. Messrs. Cassel and Flanzraich have not yet been named to serve on any committee of the board of directors, and as of the date hereof, there is no expectation in this regard.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          EQUITY ONE, INC.

Date:  April 5, 2005                                 By:___/s/ Howard M. Sipzner___________
   Howard M. Sipzner
   Executive Vice President and Chief Financial Officer